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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K

                               CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) March 15, 1994
                                                     (March 15, 1994)


                       MCI COMMUNICATIONS CORPORATION
            ----------------------------------------------------
           (Exact name of registrant as specified in its charter)


        Delaware                    0-6457            52-0886267
     --------------           ----------------       -------------
     (State or other             (Commission         (IRS Employer
     jurisdiction of             File Number)        Identification No.)
     incorporation)



           1801 Pennsylvania Avenue, N.W., Washington, D.C. 20006
           ------------------------------------------------------
                  (Address of Principal Executive Offices)

     Registrant's telephone number, including area code (202) 872-1600.














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                             PAGE 2


Item 7.  Financial Statements and Exhibits.

     Exhibit No.              Description
     -----------         -------------------------------------

       4 (a)             Form of 6-1/4% Senior Note due March 23, 1999.

       4 (b)             Form of 7-3/4% Senior Debenture due March 23,
                         2025.

       4 (c)             Form of Senior Floating Rate Note due March
                         16, 1999.








                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   MCI COMMUNICATIONS CORPORATION

                                    /s/ Edward G. Freitag
                                   ------------------------------
                                    Edward G. Freitag
                                    Assistant Secretary

Date:  March 15, 1994












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                         EXHIBIT INDEX


     Exhibit No.              Description
     -----------         -------------------------------------

       4 (a)             Form of 6-1/4% Senior Note due March 23, 1999.

       4 (b)             Form of 7-3/4% Senior Debenture due March 23,
                         2025.

       4 (c)             Form of Senior Floating Rate Note due March
                         16, 1999.







































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